WINTEGRA, INC.

2006 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Equity Incentive Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Service Providers, and

•	to promote our employees’ interest in the success of the Company’s business.

Awards granted under the Plan may be Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents, as determined by the Administrator at the time of grant.

Furthermore, the Plan is designed to benefit from, and is made pursuant to, the provisions of Section 102 of the Ordinance, with respect to Awards granted to Employees pursuant to the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall administer the Plan, in accordance with Section 0 of the Plan.

(b) “Affiliate” means an “employing company” as such term is defined in Section 102(a) of the Ordinance, other than the Company itself.

(c) “Applicable Laws” means the requirements relating to the administration of, or otherwise affecting, equity compensation plans under the Companies Law, the Securities Law, other applicable laws of Israel, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted, U.S. state corporate laws, and any other country or jurisdiction where Awards are granted under the Plan or a sub-plan or addendum hereto.

(d) “Approved 102 Award” means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Participant.

(e) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents.

(f) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(g) “Awarded Stock” means the Shares subject to an Award.

(h) “Board” means the Board of Directors of the Company.

(i) “Capital Gains Award (CGA)” means an Approved 102 Award elected and designated by the Company to qualify for capital gains tax treatment in accordance with Section 102(b)(2) of the Ordinance.

(j) “Change of Control” means the occurrence of any of the following events, in one or a series of related transactions:

(i) any individual or entity, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the “beneficial owner”, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii) the consummation of the merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the sale or disposition by the Company of all or substantially all the Company’s assets.

(k) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(l) “Committee” means a Committee consisting of members of the Board appointed by the Board in accordance with Section 0 of the Plan, including a committee of one if so designated.

(m) “Common Stock” means the common stock of the Company.

(n) “Companies Law” means the Israeli Companies Law, 5759-1999.

(o) “Company” means Wintegra, Inc.

(p) “Consultant” means any person, other than an Employee, engaged by the Company or any Affiliate to render services and who is compensated for such services.

(q) “Continuous Status as a Director” means that the Director relationship is not interrupted or terminated.

(r) “Controlling Shareholder” shall have the meaning ascribed to such term in Section 32(9) of the Ordinance.

(s) “Deferred Stock Unit” means a deferred stock unit Award granted to a Participant pursuant to Section 0.

(t) “Director” means a member of the Board.

(u) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time..

(v) “Dividend Equivalent” means a credit, payable in cash, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. The Dividend Equivalent for each Share subject to an Award shall only be paid to a Participant on the vesting date for such Share.

(w) “Election” means the Company’s election of the type of Approved 102 Awards as set forth in Section 0.

(x) “Employee” means any person employed by the Company or any Affiliate of the Company, and includes Officers and Directors. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(z) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(aa) “Fair Market Value” means, as of any date, the value of Shares determined as follows:

(i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, the Fair Market Value of a Share shall be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Shares) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Shares are quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) In the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Administrator.

(bb) “Fiscal Year” means the fiscal year of the Company.

(cc) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(dd) “Inside Director” means a Director who is an Employee.

(ee) “ITA” means the Israeli Tax Authorities.

(ff) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(gg) “Officer”

(hh) “Option” means a stock option granted pursuant to the Plan.

(ii) “Optioned Stock” means the Common Stock subject to an Award.

(jj) “Outside Director” means a Director who is not an Employee.

(kk) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ll) “Non-approved 102 Award” means an Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

(mm) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Agreement.

(nn) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. Additionally, with respect to Affiliates that are Israeli companies, a person who is a “nosei misra” within the meaning of the Companies Law but is not a Director, and with respect to Affiliates that are not Israeli companies means a person who is an officer within the meaning of the applicable corporate law of the jurisdiction of incorporation of such Affiliate.

(oo) “Option” means an option to purchase Shares granted pursuant to the Plan.

(pp) “Option Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(qq) “Ordinance” means the Israeli Income Tax Ordinance (New Version), 1961 as now in effect and as hereafter amended.

(rr) “Ordinary Income Award (OIA)” means an Approved 102 Award elected and designated by the Company to qualify for ordinary income tax treatment in accordance with Section 102(b)(1) of the Ordinance.

(ss) “Participant” means the holder of an outstanding Award granted under the Plan.

(tt) “Performance Share” means a performance share Award granted to a Participant pursuant to Section 0.

(uu) “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 0.

(vv) “Plan” means this 2006 Equity Incentive Plan.

(ww) “Restricted Stock” means Shares granted pursuant to Section 0 of the Plan.

(xx) “Restricted Stock Unit” means an Award granted pursuant to Section 0 of the Plan.

(yy) “Section 3(i) Award” means an Award granted to a Consultant or a Controlling Shareholder in accordance with Section 3(i) of the Ordinance.

(zz) “Section 102” means Section 102 of the Ordinance and any regulations, rules, and orders of procedures promulgated thereunder as now in effect or as hereafter amended.

(aaa) “Section 102 Shares” means Shares issued under a Section 102 Award pursuant to Section 0 below.

(bbb) “Section 102 Period” shall have the meaning ascribed to such term in Section 0 below.

(ccc) “Securities Law” means the Israeli Securities Law, 5728-1968.

(ddd) “Service Provider” means an Employee, Director or Consultant.

(eee) “Share” means one share of Common Stock, as adjusted in accordance with Section 0 of the Plan.

(fff) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 11 is designated as a SAR.

(ggg) “Trustee” means a trustee designated by the Board and approved by the ITA, pursuant to the requirements of Section 102 and a trust agreement to be entered into and between the Company and such Trustee and approved by the ITA.

3. Shares Subject to the Plan.

(a) Subject to the provisions of Section 0 of the Plan, the maximum aggregate number of Shares with respect to which Awards may be made under the Plan is 649,315, plus the number of Shares (not to exceed 112,596) that remained available for grant under the 2000 Share Option Plan and 2003 Share Option Plan (the “Prior Plans”) as of the date of board approval of the Plan (following such approval, no further awards will be made under the Prior Plans) and (b) any Shares (not to exceed  858,973) that otherwise would have been returned to the Prior Plans after the date of board approval of the 2006 Plan, on account of the expiration, cancellation, or forfeiture of awards granted thereunder. In addition, the maximum aggregate number of Shares with respect to which Awards may be made under the Plan will be increased by an annual increase to be added on the first day of the Company’s Fiscal Year beginning in 2007 equal to (i) the lesser of (A) 1,334,347 Shares, (B) three percent (3%) of the Shares on such date, calculated on a fully-diluted basis, or (C) an amount determined by the Board. The Shares may be authorized but unissued, or reacquired, Shares.

(b) If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Performance Shares or Restricted Stock Units, is forfeited to or repurchased by the Company at its original purchase price due to such Award failing to vest, the unpurchased Shares (or for Awards other than Options, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR will cease to be available under the Plan; all remaining Shares under SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Performance Shares or Restricted Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company due to such Awards failing to vest, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than shares, such cash payment shall not reduce the number of Shares available for issuance under the Plan. Any payout of Dividend Equivalents or Performance Units, because they are payable only in cash, shall not reduce the number of Shares available for issuance under the Plan. Conversely, any forfeiture of Dividend Equivalents or Performance Units shall not increase the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 21, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

4. Administration of the Plan.

(a) Procedure. The Plan may be administered by different Committees with respect to different groups of Service Providers.

(i) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Shares, in accordance with Section 0 of the Plan;

(ii) to select the Service Providers to whom Awards may be granted here-under;

(iii) to determine whether and to what extent Awards or any combination thereof, are granted hereunder;

(iv) to determine the number of Shares or equivalent units to be covered by each Award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised or other Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; provided, however, that unless otherwise determined by the Administrator, any extension of the term or exercise period of an Award shall comply with Section 409A of the Code;

(vii) to construe and interpret the terms of the Plan and Awards;

(viii) to institute an Exchange Program;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans or Plan addendums, established for the purpose of qualifying for preferred tax treatment (e.g., Section 102);

(x) to modify or amend each Award (subject to Section 0 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; provided, however, that unless otherwise determined by the Administrator, any extension of the term or exercise period of an Award shall comply with Section 409A of the Code;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow Participants to satisfy withholding tax obligations by electing to have the Company and/or its Affiliates and/or the Trustee withhold taxes in accordance with the Applicable Laws. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xiii) to determine whether Dividend Equivalents will be granted in connection with another Award;

(xiv) to determine the terms and restrictions applicable to Awards;

(xv) to determine the price per each Share to be issued under the Awards (excluding the Option exercise price to be set in accordance with Section 0 below). Shares to be issued under grants of Restricted Stock, RSUs, Performance Shares and Performance Units may be issued upon payment of their nominal value;

(xvi) to make an election as to the type of 102 Approved Award; and

(xvii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Section 409A. Unless otherwise determined by the Administrator, the Administrator shall comply with Section 409A of the Code in taking or permitting such actions under the terms of the Plan that would result in a deferral of compensation subject to Section 409A of the Code.

(d) Effect of Administrator’s Decision. The Administrator’s decisions, determina-tions and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Awards may be granted to Service Providers, provided that Section 102 Awards may be granted only to Employees.

6. No Employment Rights. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company or its Affiliates, nor shall they interfere in any way with the Participant’s right or the Company’s or Affiliate’s right, as the case may be, to terminate such employment at any time, with or without cause or notice.

7. Term of Plan. The Plan shall continue in effect for a term of ten (10) years following the date upon which the Board approved the Plan in 2006.

8. Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designa-tion, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The following limitations will apply to grants of Options:

(A) No Service Provider will be granted, in any Fiscal Year, Options to purchase more than 333,587 Shares.

(B) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 333,587 Shares, which will not count against the limit set forth in Section 8(a)(2)(ii)(A) above.

(C) The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 21.

(D) If an Option is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 21), the cancelled Option will be counted against the limits set forth in subsections (A) and (B) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

(iii) Term. The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be no more than ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

(b) Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and shall be no less than one hundred percent (100%) of the Fair Market Value per share on the date of grant. In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten and shall be no less than one hundred percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110%) of the Fair Market Value per Share on the date of grant.

(c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or until performance milestones are satisfied. In any event, no Option granted hereunder shall vest until at least six months following the Option grant date.

(d) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of a Section 102 Award, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company or Affiliate of the sale proceeds required to pay the exercise price;

(v) any combination of the foregoing methods of payment; or

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(e) Exercise of Option; Rights as a Shareholder.

(i) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

(ii) An Option may not be exercised for a fraction of a Share.

(iii) An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant, provided however that Shares issued following the exercise of Options granted under Section 102(b) to the Ordinance shall be issued under the name of the Trustee for the benefit of the Participant and shall be held in trust by the Trustee. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 0 of the Plan.

(iv) Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

9. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock; provided, however, that no Restricted Stock Award shall vest until at least one (1) year following the grant date.

(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock or the restricted stock unit is awarded. The Administrator may require the recipient to sign a Restricted Stock Award agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

10. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Unit award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued service but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock Units. Restricted Stock Units shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the units to acquire Shares.

(b) Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, Affiliate-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion; provided, however, that no Restricted Unit Award shall vest until at least one (1) year following the grant date.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator shall pay earned Restricted Stock Units in Shares.

(e) Cancellation. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

11. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Participants at any time and from time to time as will be determined by the Administrator, in its sole discretion. Subject to Subsection (d) below, the Administrator will have complete discretion to determine the number of SARs granted to any Participant. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(b) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

(c) Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(d) Limitations. The following limitations will apply to grants of SARs:

(i) No Service Provider will be granted, in any Fiscal Year, SARs with respect to more than 333,587 Shares.

(ii) In connection with his or her initial service, a Service Provider may be granted SARs with respect to an additional 333,587 Shares, which will not count against the limit set forth in Section 11(d)(i) above.

(iii) The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 21.

(iv) If an SAR is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 21), the cancelled SAR will be counted against the limits set forth in subsections (A) and (B) above. For this purpose, if the exercise price of an SAR is reduced, the transaction will be treated as a cancellation of the SAR and the grant of a new SAR.

12. Performance Shares.

(a) Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the units to acquire Shares.

(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator; provided, however that no Performance Share Award shall vest until at least one year following the grant date. The Administrator may require the recipient to sign a Performance Shares agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

13. Performance Units.

(a) Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share. No right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Performance Units or the cash payable thereunder.

(b) Number of Performance Units. The Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.

(c) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

(d) Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

14. Deferred Stock Units. Deferred Stock Units shall consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Each Deferred Stock Unit Award shall comply with Code Section 409A. Deferred Stock Units shall remain subject to the claims of the Company’s general creditors until distributed to the Participant.

15. Termination of Relationships, Death or Disability.

(a) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, then (i) in the case of an Award that is an Option or Stock Appreciation Right, the Participant may exercise any Options or Stock Appreciation Rights within such period of time as is specified in the Award Agreement to the extent that the Option or Stock Appreciation Right is vested on the date of termination (but in no event later than the expiration of the term of such Option or Stock Appreciation Right as set forth in the Award Agreement), and (ii) in the case of any Award other than an Option or Stock Appreciation Right, the Participant shall be entitled to the benefit conferred by such Award during such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award, if any, as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, an Option or Stock Appreciation Right shall remain exercisable, and the Participant shall be entitled to the benefit conferred by an Award other than an Option or Stock Appreciation Right, for three (3) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option or Stock Appreciation Right, or receive the benefit conferred by an Award other than an Option or Stock Appreciation Right, within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

(b) Disability. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, then (i) in the case of an Award that is an Option or Stock Appreciation Right, the Participant may exercise his or her Option or Stock Appreciation Right within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termi-nation (but in no event later than the expiration of the term of such Option or Stock Appreciation Right as set forth in the Option Agreement), and (ii) in the case of any Award other than an Option or Stock Appreciation Right, the Participant shall be entitled to the benefit conferred by such Award during such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award, if any, as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, an Option or Stock Appreciation Right shall remain exercisable, and the Participant shall be entitled to the benefit conferred by an Award other than an Option or Stock Appreciation Right, for twelve (12) months following the Participant’s termination due to Disability. Unless otherwise determined by the Administrator, if, on the date of termina-tion, the Participant is not vested as to his or her entire Award, the vesting of the Award shall be accelerated by a twelve (12) month period as of termination, and the Shares covered by the remaining unvested portion of the Award shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option or Stock Appreciation Right, or receive the benefit conferred by an Award other than an Option or Stock Appreciation Right, within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

(c) Death of Participant. If a Participant dies while a Service Provider, then (i) in the case of an Award that is an Option or Stock Appreciation Right, the Option or Stock Appreciation Right may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent the Option or Stock Appreciation Right is vested on the date of death (but in no event may the Option or Stock Appreciation Right be exercised later than the expiration of the term of such Option or Stock Appreciation Right as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator, and (ii) in the case of any Award other than an Option or Stock Appreciation Right, the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator, shall be entitled to the benefit conferred by such Award during such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of death (but in no event later than the expiration of the term of such Award, if any, as set forth in the Award Agreement). If no such beneficiary has been designated by the Participant, then such Option or Stock Appreciation Right may be exercised by, or the benefit conferred by such Award shall be provided to, the personal representative of the Participant’s estate or by the person(s) to whom the Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option or Stock Appreciation Right shall remain exercisable, or the benefit conferred by such Award shall be provided, for twelve (12) months following Participant’s death. If the Option or Stock Appreciation Right is not so exercised or the benefit conferred by such Award is not provided within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan. Notwithstanding the above-stated, unless otherwise determined by the Administrator, if, on the date of Participant's death, the Participant is not vested as to his or her entire Award, the vesting of the Award shall be accelerated by a twelve (12) month period as of death, and the Shares covered by the remaining unvested portion of the Award shall revert to the Plan.

16. Leaves of Absence. Unless the Administrator provides otherwise or except as other-wise required by Applicable Laws, vesting of Awards granted hereunder shall cease commencing on the first day of any unpaid leave of absence and shall only recommence upon return to active service.

17. Part-Time Service. Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, any service-based vesting of Awards granted hereunder shall be extended on a proportionate basis in the event an Employee transitions to a work schedule under which they are customarily scheduled to work on less than a full-time basis, or if not on a full-time work schedule, to a schedule requiring fewer hours of service. Such vesting shall be proportionately re-adjusted prospectively in the event that the Employee subsequently becomes regularly scheduled to work additional hours of service.

18. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, it may only be transferable for no consideration to transferees permitted pursuant to a Form S-8 Registration Statement (such as family members or pursuant to a settlement of marital property rights) and such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

19. Grant of Approved 102 Awards and Non-approved 102 Awards.

(a) Participants. Approved 102 Awards may only be granted to Employees who are residents of the State of Israel. Except as otherwise specifically approved by the ITA, a Controlling Shareholder or a Consultant shall not be eligible for grant of Approved 102 Awards or Non-approved 102 Awards, and shall only be eligible for grant of Section 3(i) Awards.

(b) Grant of Section 102 Awards.

(i) The Company may designate Awards granted to Employees pursuant to Section 102 as Non-approved 102 Awards or Approved 102 Awards.

(ii) The grant of Approved 102 Awards under the Plan shall be conditioned upon the approval of the Plan by the ITA.

(iii) Approved 102 Awards may either be classified as Capital Gains Awards (CGAs) or Ordinary Income Awards (OIAs). No Approved 102 Award may be granted under the Plan unless and until the Company’s election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the “Election”) is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Award and shall remain in effect until the end of the year following the year during which Employees were first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Awards it has elected, and shall apply to all Participants who were granted such Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Administrator from granting Employees Approved 102 Awards and Non-approved 102 Awards simultaneously.

(iv) All Approved 102 Awards must be held in trust by a Trustee, as described in subsection (c) below.

(v) For the avoidance of doubt, the designation of Non-approved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions of Section 102.

(vi) With respect to Non-approved 102 Award, if the Employee ceases to be employed by the Company or any Affiliate, the Employee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102.

(c) Trustee.

(i) All Approved 102 Awards granted under the Plan and any Shares allocated or issued upon exercise of such Approved 102 Awards (“Section 102 Shares”) or other shares received subsequently following any realization of rights, including bonus shares, shall be allocated or issued to the Trustee, and shall be held by the Trustee for the benefit of the Participants for such period of time as required by Section 102 (the “Section 102 Period”). In case the requirements for Approved 102 Awards are not met, then the Approved 102 Awards shall be regarded as Non-approved 102 Awards, all in accordance with the provisions of Section 102.

(ii) Notwithstanding anything to the contrary, the Trustee shall not release any Section 102 Shares or other Shares received subsequently following any realization of the Participant's rights prior to the full payment of the Participant’s tax liabilities arising from the grant, exercise, release or transfer of the Approved 102 Award and any Section 102 Shares or other Shares received subsequently following any realization of rights.

(iii) With respect to any Approved 102 Awards, subject to the provisions of Section 102, a Participant shall not sell or release from trust any Section 102 Shares or any Shares received subsequently following any realization of rights, including bonus shares, until the lapse of the Section 102 Period. Notwithstanding the above, if any such sale or release occurs during the Section 102 Period, the sanctions under Section 102 shall apply to, and be borne by, such Participant.

(iv) Upon receipt of an Approved 102 Award, the Participant will sign an Award Agreement under which the Participant will agree to be subject to the trust agreement between the Company and the Trustee, stating, among others, that the Trustee will be released from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Approved 102 Award or Section 102 Share granted to him or her thereunder.

(v) As long as Approved 102 Awards are granted, or Section 102 Shares are held by the Trustee, then all rights the Participant possesses over such Awards or Shares may not be transferred, assigned, pledged or mortgaged by the Participant, other than by will or laws of descent and distribution.

(vi) If dividends, whether cash, property or stock dividends, are declared on Section 102 Shares held by the Trustee, such dividends shall also be subject to the provisions of Section 102 and the provisions of this Section 0. The Section 102 Period for any such additional shares shall be equal to the Section 102 Period for the original Section 102 Shares.

(vii) At any time after the end of the Section 102 Period with respect to any Section 102 Awards or Section 102 Shares, the Participant may order (but shall not be obligated to order) the Trustee to sell or transfer to the Participant such Section 102 Awards or Section 102 Shares, provided that no securities shall be sold or transferred until all required payments have been fully made: (i) such Participant has deposited with the Trustee an amount of money which, in the Trustee’s opinion, is necessary to discharge such Participant’s tax obligations with respect to such Section 102 Awards or Section 102 Shares, or (ii) the receipt by the Trustee of an acknowledgment from the ITA that the Participant has paid any applicable tax due pursuant to the Ordinance, or (iii) the Company has made other arrangements for the deduction of tax at source acceptable to the Trustee, or (iv) upon the sale by the Trustee of any securities held in trust from the proceeds of which the Company or the Trustee has withheld all applicable taxes and has remitted the amount withheld to the appropriate Israeli tax authorities, has paid the balance thereof directly to such Participant, and has reported to such Participant the amount so withheld and paid to such tax authorities.

(d) Integration of Section 102 and Tax Assessing Officer’s Permit. With regards to Approved 102 Awards, the provisions of the Plan and the Award Agreement shall be subject to the provisions of Section 102 of the Ordinance and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Award Agreement.

(e) Tax Consequences.

(i) Any and all tax consequences arising from the grant, exercise transfer, or sale of an Award or from the payment for Shares covered thereby or from any other event or act under the Plan (whether of a Participant and/or of the Company and/or an Affiliate and/or the Trustee) shall be borne solely by the Participant. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and the Trustee, if applicable, and hold them harmless against and from any and all liability for any tax or interest or penalty thereon, including (without limitation) liabilities relating to the necessity to withhold, or to have withheld, any tax from any payment made to the Participant.

(ii) The Company, or where applicable, the Trustee, shall not be required to release any share certificate to a Participant until all requirement payment have been fully made.

(iii) Without derogating from Section 0 above and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant of the Approved 102 Award, the Fair Market Value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s Shares on the thirty trading days preceding the date of grant or the thirty trading days following the date of registration for trading, as the case may be.

20. Grant of Section 3(i) Awards. In the event that grants are made under Section 3(i) of the Ordinance, the Company may elect to enter into an agreement with a trustee concerning the administration of the exercise of Options, the purchase and sale of Shares, and the arrangements for payment of or withholding of taxes due in connection with such exercise, purchase and sale. The trust agreement may provide that the Company will issue the Shares to such trustee for the benefit of the Participants. The type of Section 3(i) Awards to be granted under the Plan shall be subject to the provisions of Section 3(i) to the Ordinance.

21. Adjustments Upon Changes in Capitalization, Dissolution or Liquidation or Change of Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted (including the automatic annual replenishment of three million Shares) or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Common Stock covered by each such outstanding Award shall be proportionately adjusted for any increase or decrease in the number of issued Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or Stock Appreciation Right until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse one hundred percent (100%), and that any Award vesting shall accelerate one hundred percent (100%), provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change of Control.

(i) Options and Stock Appreciation Rights. In the event of a Change of Control, each out-standing Option and Stock Appreciation Right shall be assumed or an equivalent option or stock appreciation right substituted by the successor corporation or a parent or Affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Appreciation Right, Participants shall fully vest in and have the right to exercise their Options and Stock Appreciation Rights as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option or Stock Appreciation Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Appreciation Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Appreciation Right shall be considered assumed if, following the Change of Control, the Option or Stock Appreciation Right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or Stock Appreciation Right immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Stock); provided, however, that if such consideration received in the Change of Control is not solely stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Appreciation Right, for each Share of Awarded Stock subject to the Option, to be solely stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

(ii) Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Deferred Stock Units. In the event of a Change of Control, each outstanding Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit and Deferred Stock Unit award (and any related Dividend Equivalent), shall be assumed or an equivalent Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit and Deferred Stock Unit award substituted by the successor corporation or a parent or Affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Unit award, Participants shall fully vest in the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Unit Awards including as to Shares (or with respect to Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit and Deferred Stock Unit award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Stock); provided, however, that if such consideration received in the Change of Control is not solely stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

22. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

23. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with the Applicable Laws and in such a manner and to such a degree as is required by the Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company or its Affiliate.

24. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Tax Consequences. Any and all tax consequences arising from the grant or exercise, or otherwise relating to, an Award or from the payment for Shares covered thereby or from any other event or act under the Plan (whether of the Participant or of the Company or of an Affiliate) shall be borne solely by the Participant. The Company or its Affiliates shall withhold taxes according to the requirements under the Applicable Laws, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and its Affiliates, if applicable, and hold them harmless from and against any and all liability for any tax, or interest or penalty thereon, including liabilities relating to the necessity to withhold, or to have withheld, any tax from any payment made to the Participant.

25. Liability of Company.

(a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. To remove any doubt, the grant of Options under Section 102 is subject to (i) the approval of the Plan by the ITA, (ii) filing the Company’s Election with the Israeli income tax authorities at least thirty (30) days before the date of grant of Awards.

(b) Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Awarded Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 0 of the Plan.

26. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

WINTEGRA, INC.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

FOR UNITED STATES / NON-ISRAELI SERVICE PROVIDERS

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name:

Address:

1. You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	___ Incentive Stock Option
___ Nonstatutory Stock Option

Term/Expiration Date:

2. Vesting Schedule.

(a) Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider on such dates.

(b) If Participant ceases to be a Service Provider by reason of death or Disability, the vesting of the Shares subject to the Option shall accelerate as to the number of Shares that would have otherwise vested during the twelve (12) month period following Participant’s ceasing to be a Service Provider had Participant remained a Service Provider through such twelve (12) month period.

[(c) If within twelve (12) months following a Change of Control (as defined in the Plan), (i) the Company or its successor corporation terminates Participant without Cause (as defined below), or (ii) the Company or its successor corporation requires Participant to relocate by more than sixty (60) kilometers without Participant’s written consent, the vesting of the Shares subject to the Option shall accelerate as to the number of Shares that would have otherwise vested during the twelve (12) month period following Participant’s termination had Participant remained a Service Provider through such twelve (12) month period.]

2. Termination Period.

(a) This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable until the Term/Expiration Date as provided above. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 21(c) of the Plan.

(b) Notwithstanding the above, if the Company or any of its Affiliates terminates Participant for Cause, the entire unexercised Option, whether vested or unvested, shall immediately terminate.

(c) For purposes of this Award Agreement, “Cause” shall mean any of the following: (i) Participant’s theft, dishonesty, or falsification of any documents or records of the Company or any of its Affiliates; (ii) Participant’s improper use or disclosure of the confidential or proprietary information of the Company or any of its Affiliates; (iii) any action by Participant which has a detrimental effect on the reputation or business of the Company or any of its Affiliates; (iv) Participant’s failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (v) Participant’s material breach of any agreement between Participant and the Company or any of its Affiliates, which breach is not cured pursuant to the terms of such agreement; or (vi) Participant’s conviction of, or plea of nolo contendere to, any criminal act which impairs Participant’s ability to perform his or her duties to the Company or any of its Affiliates.

II. AGREEMENT

1. Grant of Option.

(a) The Administrator hereby grants to the individual named in the Notice of Stock Option Grant attached as Part I of this Award Agreement (“Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 23(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

(b) If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).

2. Exercise of Option.

(A) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Award Agreement.

(B) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

(C) No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

3. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by Participant and not subject to a substantial risk of forfeiture for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

4. Non-Transferability of Option. Unless determined otherwise by the Administrator, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

5. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

6. Tax Obligations.

(a) Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Grant Date, or (ii) the date one year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share of Common Stock on the date of grant (a “Discount Option”) may be considered “deferred compensation.” An option that is a Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) tax, and (iii) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per share exercise price that was less than the fair market value of a Share on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.

[(d) Non-U.S. Participant. Any non-U.S. Participant hereby acknowledges and accepts that any tax consequences arising from the grant or exercise of the Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, or Participant) hereunder shall be borne solely by Participant. The Company advises any non-U.S. Participant to consult with a tax expert regarding the tax consequences arising from the grant or exercise of the Option, from the payment for shares covered thereby or from any other event or act (of the Company and/or its Affiliates, or Participant) and takes no responsibility to such tax consequences.]

7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant's interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT, SUBSIDIARY OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT, SUBSIDIARY, OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Participant’s signature and the signature of the Company's representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	WINTEGRA, INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

WINTEGRA, INC.

2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Wintegra, Inc.
6858 Austin Center Blvd.
Suite 215
Austin, TX 78731

Attention: [_______]

1. Exercise of Option. Effective as of today, ________________, _____, the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase ______________ shares of the Common Stock (the “Shares”) of Wintegra, Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated ________ (the “Award Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 21 of the Plan.

5. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan, and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

Submitted by:	Accepted by:

PARTICIPANT:	WINTEGRA, INC.

Signature	By

Print Name	Title

Address:	Address:

Date Received

WINTEGRA, INC.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

FOR UNITED STATES / NON-ISRAELI SERVICE PROVIDERS THAT ARE EXECUTIVE OFFICERS

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name:

Address:

1. You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	___ Incentive Stock Option
___ Nonstatutory Stock Option

Term/Expiration Date:

2. Vesting Schedule.

(a) Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider on such dates.

(b) If Participant ceases to be a Service Provider by reason of death or Disability, the vesting of the Shares subject to the Option shall accelerate as to the number of Shares that would have otherwise vested during the twelve (12) month period following Participant’s ceasing to be a Service Provider had Participant remained a Service Provider through such twelve (12) month period.

(c) Without derogation from the provisions of Section 21 of the Plan, if within twelve (12) months of a Change of Control (as such term is defined in the Participant's employment agreement), (i) the Company terminates Participant’s employment with the Company for reasons other than Cause (as such term is defined in the Participant's employment agreement), death, or Disability (as such term is defined in the Participant's employment agreement), or (ii) Participant resigns from his employment with the Company due to a Constructive Termination (as such term is defined in the Participant's employment agreement), the vesting of the Shares subject to the Option shall accelerate such that 50% of the unvested Options as of the date of termination of employment shall be fully vested and exercisable. Notwithstanding anything stated to the contrary in Section 2 below, in such event as described in this subsection (c), this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider, but the exercise date shall not be extended beyond the later to occur of (x) the fifteenth day of the third month after the Options would have otherwise expired due to termination of Participant's employment, or (y) the end of the calendar year during which the Options would have otherwise expired due to termination of Participant's employment, but in no event shall the exercise period be extended beyond the Term/Expiration Date.

2. Termination Period.

(a) This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable until the Term/Expiration Date as provided above. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 21(c) of the Plan.

(b) Notwithstanding the above, if the Company or any of its Affiliates terminates Participant for Cause, the entire unexercised Option, whether vested or unvested, shall immediately terminate.

(c) For purposes of this Award Agreement, “Cause” shall mean any of the following: (i) Participant’s theft, dishonesty, or falsification of any documents or records of the Company or any of its Affiliates; (ii) Participant’s improper use or disclosure of the confidential or proprietary information of the Company or any of its Affiliates; (iii) any action by Participant which has a detrimental effect on the reputation or business of the Company or any of its Affiliates; (iv) Participant’s failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (v) Participant’s material breach of any agreement between Participant and the Company or any of its Affiliates, which breach is not cured pursuant to the terms of such agreement; or (vi) Participant’s conviction of, or plea of nolo contendere to, any criminal act which impairs Participant’s ability to perform his or her duties to the Company or any of its Affiliates.

II. AGREEMENT

1. Grant of Option.

(a) The Administrator hereby grants to the individual named in the Notice of Stock Option Grant attached as Part I of this Award Agreement (“Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 23(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

(b) If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).

2. Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Award Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

(c) No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

3. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by Participant and not subject to a substantial risk of forfeiture for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

4. Non-Transferability of Option. Unless determined otherwise by the Administrator, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

5. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

6. Tax Obligations.

(a) Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Grant Date, or (ii) the date one year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share of Common Stock on the date of grant (a “Discount Option”) may be considered “deferred compensation.” An option that is a Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) tax, and (iii) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per share exercise price that was less than the fair market value of a Share on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.

[(d) Non-U.S. Participant. Any non-U.S. Participant hereby acknowledges and accepts that any tax consequences arising from the grant or exercise of the Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, or Participant) hereunder shall be borne solely by Participant. The Company advises any non-U.S. Participant to consult with a tax expert regarding the tax consequences arising from the grant or exercise of the Option, from the payment for shares covered thereby or from any other event or act (of the Company and/or its Affiliates, or Participant) and takes no responsibility to such tax consequences.]

7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant's interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT, SUBSIDIARY OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT, SUBSIDIARY, OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Participant’s signature and the signature of the Company's representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	WINTEGRA, INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

WINTEGRA, INC.

2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Wintegra, Inc.
6858 Austin Center Blvd.
Suite 215
Austin, TX 78731

Attention: [_______]

1. Exercise of Option. Effective as of today, ________________, _____, the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase ______________ shares of the Common Stock (the “Shares”) of Wintegra, Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated ________ (the “Award Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 21 of the Plan.

5. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan, and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

Submitted by:	Accepted by:

PARTICIPANT:	WINTEGRA, INC.

Signature	By

Print Name	Its

Address:	Address:

Date Received

WINTEGRA, INC.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

FOR ISRAELI SERVICE PROVIDERS

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name:

Address:

1. You have been granted an Option to purchase Shares of the Company, subject to the terms and conditions of the Plan, this Award Agreement, the Trust Agreement (as defined below), Section 102 (as defined in the Plan), and Section 3(i) of the Ordinance and the regulations, rules, and orders of procedures promulgated thereunder (“Section 3(i)”), as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	___ Capital Gains Award
___ Ordinary Income Award
___ Non-Approved Award
___ Section 3(i) Award

Term/Expiration Date:

2. Vesting Schedule:

(a) Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

(b) Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider on such dates.

(c) If Participant ceases to be a Service Provider by reason of death or Disability, the vesting of the Shares subject to the Option shall accelerate as to the number of Shares that would have otherwise vested during the twelve (12) month period following Participant’s ceasing to be a Service Provider had Participant remained a Service Provider through such twelve (12) month period.

3. Termination Period:

(a) This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 21(c) of the Plan.

(b) Notwithstanding the above, if the Company or any of its Affiliates terminates Participant for Cause, the entire unexercised Option, whether vested or unvested, shall immediately terminate.

(c) “Cause” shall mean any of the following: (i) Participant’s theft, dishonesty, or falsification of any documents or records of the Company or any of its Affiliates; (ii) Participant’s improper use or disclosure of the confidential or proprietary information of the Company or any of its Affiliates; (iii) any action by Participant which has a detrimental effect on the reputation or business of the Company or any of its Affiliates; (iv) Participant’s failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (v) Participant’s material breach of any agreement between Participant and the Company or any of its Affiliates, which breach is not cured pursuant to the terms of such agreement; (vi) Participant’s conviction of, or plea of guilty to, any criminal act which impairs Participant’s ability to perform his or her duties to the Company or any of its Affiliates; or (vii) any cause justifying termination or dismissal in circumstances in which an employer can deny the employee severance payment under Applicable Laws.

(d) With respect Non-Approved Award or other awards which are deemed as Non Approved Awards, in the event of termination of Participant's engagement with the Company or any of its Affiliates, then the Participant shall extened to the Company and/or its Affiliates a security or guarantee for the payment of tax due at the time of sale of Non-Approved Awards, all in accordance with the provisions of Applicable Laws.

II. AGREEMENT

1. Grant of Option.

(a) The Administrator hereby grants to the individual named in the Notice of Stock Option Grant attached as part I of this Award Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.

(b) The Plan, as approved by the Company for use by the Company, is intended to qualify as an Option Plan within the meaning of Section 102 and/or Section 3(i). To the extent required by Applicable Laws, the Company shall apply to the ITA for approval to apply the Election to the Plan and for approval of the Trustee (as defined below). The grant of a Capital Gains Award or Ordinary Income Award is subject to (i) the approval of the Plan by the ITA, and (ii) filing the Election with the ITA at least thirty (30) days before the date of grant of the Option. Grants of Options will be made pursuant to Section 102 and, to the extent required, the Trust Agreement (as defined below), or pursuant to Section 3(i), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(c) If the Option is a Capital Gains Award or Ordinary Income Award, its grant is made pursuant to Section 102 and the Trust Agreement (the “Trust Agreement”) between the Company and such trustee, which qualifies as a trustee in accordance with the requirements of Applicable Laws (the “Trustee”), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(d) Subject to Section 23(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2. Issuance to Trustee and Holding Period.

(a) Letter of Issuance. An instrument reflecting the Option grant (the “Letter of Issuance”), will be issued to Participant and held by the Trustee as required to qualify under Section 102, in order that the Trustee may hold the Option in trust for the benefit of Participant.

(b) Holding Period. In accordance with the requirements of Section 102, the Trustee has agreed to hold the Option, or the Shares to be issued upon exercise of the Option, as the case may be, for the duration of the Section 102 Period (as defined in the Plan). In order for the tax benefits of Section 102 to apply, Participant must adhere to all the requirements of Section 102 as specified in the Plan and any Applicable Laws. In the event Share dividends are declared on Shares issued upon exercise of the Option, such dividends shall be subject to the Section 102 Period, as measured from the commencement of the Section 102 Period for the Option from which the dividend was declared.

(c) End of Holding Period. On the date on which the Section 102 Period lapses (the “Release Date”), Participant shall be entitled to release from the Trustee the Option, or the Shares resulting from the exercise thereof, which have vested, subject to the provisions of the Plan and Applicable Laws.

(d) Sale or Transfer during Holding Period. In the event Participant elects to release the Option from the Trustee prior to the lapse of the Section 102 Period, the Option shall no longer qualify under Section 102 and Participant shall be subject to taxes as provided by the Ordinance. Notwithstanding anything to the contrary, the Trustee shall not (i) release the Option or Shares unless an approval from the tax authorities, verifying that all tax with respect to such exercise or transfer was paid, was submitted to the Trustee or due tax was withheld by the Trustee, at the election of Trustee; or (ii) release the Shares unless the exercise was effected pursuant to the provisions of this Award Agreement and the Plan.

3. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan, this Award Agreement, the Trust Agreement and Applicable Laws.

(b) Method of Exercise. In accordance with the Exercise Procedures attached as an exhibit to the Trust Agreement, this Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B together with any documents required by the Trust Agreement (collectively, the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. In addition, Participant hereby agrees to sign any and all documents required by Applicable Laws and/or the Trustee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and payment (in cash or other form satisfactory to the Administrator) of all withholding taxes due, if any, on account of shares acquired under the Option. Nevertheless, the Exercised Shares shall not be transferred to Participant unless an approval from the tax authorities, verifying that all tax with respect to such exercise was paid, was submitted to the Trustee or due tax was withheld by the Trustee, at the election of Trustee. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and withholding taxes (to the extent applicable).

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.

(c) Notification to Trustee. The Company will notify the Trustee of any exercise of the Option as set forth in the Exercise Notice. The Shares issued upon the exercise of the Option shall be issued to the Trustee, for the benefit of Participant, and shall be held by the Trustee in trust on behalf of Participant.

4. Method of Payment. Payment of the aggregate Exercise Price shall be made in New Israeli Shekel (“NIS”) at the Representative Rate of Exchange for the U.S. dollar published by the Bank of Israel on the day prior to the date of actual payment, by any of the following, or a combination thereof, at the election of Participant:

(a) cash; or

(b) check.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws.

6. Non-Transferability of Option and Shares.

(a) Subject to Applicable Laws and unless determined otherwise by the Administrator, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Subject to Section 102, Participant shall not sell or release from trust any Section 102 Shares, including without limitation bonus Shares, until the end of the Section 102 Period.

7. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan, the terms of this Award Agreement and the Trust Agreement.

8. Tax Consequences.

(a) Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise and/or release of the Option and the sale and/or release of Shares issued upon the exercise of the Option and/or from any other event or act (whether of Participant or of the Company or its Affiliates or of its Trustee), will be borne solely by Participant, and Participant will be solely liable for all such taxes, fees and other liabilities. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(b) The Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at the source. Participant agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to Participant.

(c) Except as otherwise required by Applicable Laws, the Company and/or the Trustee shall not be obligated to honor the exercise of any Option and/or the release of the Options and/or the sale and/or release of Shares by or on behalf of an Participant until all tax consequences (if any) arising from the exercise of such Options are resolved in a manner reasonably acceptable to the Company.

(d) Participant hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including, without limitation, the tax implications. Participant accepts the Trust Agreement signed between the Company and the Trustee.

(e) Notwithstanding any provisions of the Plan and this Award Agreement and subject to Applicable Laws, in the event that: (i) the Company or its Affiliates or Participant fails to comply with one or more of the conditions of Section 102, or (ii) the ITA withdraws or cancels the approval for the Plan or for the particular Participant, then the tax implications pursuant to Section 102 will no longer apply.

(f) In the event that at the end of the Section 102 Period, Participant chooses to have the Shares, which were issued upon the exercise of the Option, released by the Trustee and delivered to Participant without selling such Shares, Participant shall immediately become liable to pay taxes at the rate prescribed by law.

9. Indemnification. Participant hereby represents, confirms and acknowledges the following:

(a) The Trustee shall not be liable for any action or omission taken on his part in connection with the Plan, this Option Agreement and the Trust Agreement, provided that the Trustee acted reasonably and in good faith.

(b) Participant shall be liable to indemnify the Trustee with respect to any loss, damage or expense caused to the Trustee as a result of or in consequence of performance of its duties as a Trustee.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Award Agreement and the Trust Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant's interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws but not the choice of law rules of Israel.

11. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

In accordance with the requirements of Section 102, Participant shall sign the Approval of Participant attached hereto to this Agreement as Exhibit A.

PARTICIPANT:	WINTEGRA, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

2006 EQUITY INCENTIVE PLAN

APPROVAL OF PARTICIPANT

Should the Company deposit Options on my behalf with the Trustee under the Plan, I _______________, I.D. ____________ hereby agree that such Options will be so deposited.

I hereby agree that all the Options and shares resulting from their exercise (“Exercised Shares”) and any additional rights including share bonus that shall be distributed to me in connection with the Options (“Additional Rights”), shall be allocated on my behalf to the Trustee under the provisions of the [Capital Gains / Ordinary Income] tax track and shall be held by the Trustee for the period stated in Section 102 and in accordance with the provisions of the Trust Agreement, or for a shorter period if an approval is received from the tax authorities.

I am aware of the fact that upon termination of my employment in the Company, I shall not have a right to the Options, except as specified in the Plan and the Award Agreement.

I hereby confirm that:

1.	I understand the provisions of Section 102 and the applicable tax track of this grant of Options;

2.	I agree to the terms and conditions of the Hebrew versions of the Trust Agreement;

3.	Subject to the provisions of Section 102, I confirm that I shall not sell nor transfer the Options, Exercised Shares or Additional Rights from the Trustee until the Release Date;

4.	I understand that this grant of Options is conditioned upon the receipt of all required approvals from the tax authorities; and

5.
I hereby confirm that I read this Approval of Participant thoroughly, received all the clarifications and explanations I requested, and I understand the contents of this Approval of Participant and the obligations I undertake in signing it.

Name of Participant	Signature	Date

EXHIBIT B

2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Wintegra, Inc.
Taya Center
6, Hamasger Street
P.O.B. 3048
43653 Ra’anana
Israel

Attention: _______________

1. Exercise of Option. Effective as of today, _____________, _____, the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase _________ shares of the Common Stock (the “Shares”) of Wintegra, Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated ____________, ____ (the “Award Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Trustee for the benefit of Participant as soon as practicable after the Option is exercised in accordance with the Award Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 21 of the Plan.

5. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company or any Parent or Subsidiary of the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Award Agreement, and the Trust Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Israel.

Submitted by:	Accepted by:

PARTICIPANT:	WINTEGRA, INC.

Signature	By

Print Name	Its

Address:	Address:

Date Received

WINTEGRA, INC.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

FOR ISRAELI SERVICE PROVIDERS THAT ARE EXECUTIVE OFFICERS

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name:

Address:

1. You have been granted an Option to purchase Shares of the Company, subject to the terms and conditions of the Plan, this Award Agreement, the Trust Agreement (as defined below), Section 102 (as defined in the Plan), and Section 3(i) of the Ordinance and the regulations, rules, and orders of procedures promulgated thereunder (“Section 3(i)”), as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	___ Capital Gains Award
___ Ordinary Income Award
___ Non-Approved Award
___ Section 3(i) Award

Term/Expiration Date:

2. Vesting Schedule:

(a) Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

(b) Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider on such dates.

(c) If Participant ceases to be a Service Provider by reason of death or Disability, the vesting of the Shares subject to the Option shall accelerate as to the number of Shares that would have otherwise vested during the twelve (12) month period following Participant’s ceasing to be a Service Provider had Participant remained a Service Provider through such twelve (12) month period.

(d) Without derogation from the provisions of Section 21 of the Plan, if within twelve (12) months of a Change of Control (as such term is defined in the Participant's employment agreement), (i) the Company terminates Participant’s employment with the Company for reasons other than Cause (as such term is defined in the Participant's employment agreement), death, or Disability (as such term is defined in the Participant's employment agreement), or (ii) Participant resigns from his employment with the Company due to a Constructive Termination (as such term is defined in the Participant's employment agreement), the vesting of the Shares subject to the Option shall accelerate such that 50% of the unvested Options as of the date of termination of employment shall be fully vested and exercisable. Notwithstanding anything stated to the contrary in Section 3 below, in such event as described in this subsection (d), this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider, but the exercise date shall not be extended beyond the later to occur of (x) the fifteenth day of the third month after the Options would have otherwise expired due to termination of Participant's employment, or (y) the end of the calendar year during which the Options would have otherwise expired due to termination of Participant's employment.[if Participant may become "US person"] and, in no event shall the exercise period be extended beyond the Term/Expiration Date.

3. Termination Period:

(a) This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 21(c) of the Plan.

(b) Notwithstanding the above, if the Company or any of its Affiliates terminates Participant for Cause, the entire unexercised Option, whether vested or unvested, shall immediately terminate.

(c) “Cause” shall mean any of the following: (i) Participant’s theft, dishonesty, or falsification of any documents or records of the Company or any of its Affiliates; (ii) Participant’s improper use or disclosure of the confidential or proprietary information of the Company or any of its Affiliates; (iii) any action by Participant which has a detrimental effect on the reputation or business of the Company or any of its Affiliates; (iv) Participant’s failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (v) Participant’s material breach of any agreement between Participant and the Company or any of its Affiliates, which breach is not cured pursuant to the terms of such agreement; (vi) Participant’s conviction of, or plea of guilty to, any criminal act which impairs Participant’s ability to perform his or her duties to the Company or any of its Affiliates; or (vii) any cause justifying termination or dismissal in circumstances in which an employer can deny the employee severance payment under Applicable Laws.

(d) With respect Non-Approved Award or other awards which are deemed as Non Approved Awards, in the event of termination of Participant's engagement with the Company or any of its Affiliates, then the Participant shall extened to the Company and/or its Affiliates a security or guarantee for the payment of tax due at the time of sale of Non-Approved Awards, all in accordance with the provisions of Applicable Laws.

II. AGREEMENT

1. Grant of Option.

(a) The Administrator hereby grants to the individual named in the Notice of Stock Option Grant attached as part I of this Award Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.

(b) The Plan, as approved by the Company for use by the Company, is intended to qualify as an Option Plan within the meaning of Section 102 and/or Section 3(i). To the extent required by Applicable Laws, the Company shall apply to the ITA for approval to apply the Election to the Plan and for approval of the Trustee (as defined below). The grant of a Capital Gains Award or Ordinary Income Award is subject to (i) the approval of the Plan by the ITA, and (ii) filing the Election with the ITA at least thirty (30) days before the date of grant of the Option. Grants of Options will be made pursuant to Section 102 and, to the extent required, the Trust Agreement (as defined below), or pursuant to Section 3(i), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(c) If the Option is a Capital Gains Award or Ordinary Income Award, its grant is made pursuant to Section 102 and the Trust Agreement (the “Trust Agreement”) between the Company and such trustee, which qualifies as a trustee in accordance with the requirements of Applicable Laws (the “Trustee”), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(d) Subject to Section 23(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2. Issuance to Trustee and Holding Period.

(a) Letter of Issuance. An instrument reflecting the Option grant (the “Letter of Issuance”), will be issued to Participant and held by the Trustee as required to qualify under Section 102, in order that the Trustee may hold the Option in trust for the benefit of Participant.

(b) Holding Period. In accordance with the requirements of Section 102, the Trustee has agreed to hold the Option, or the Shares to be issued upon exercise of the Option, as the case may be, for the duration of the Section 102 Period (as defined in the Plan). In order for the tax benefits of Section 102 to apply, Participant must adhere to all the requirements of Section 102 as specified in the Plan and any Applicable Laws. In the event Share dividends are declared on Shares issued upon exercise of the Option, such dividends shall be subject to the Section 102 Period, as measured from the commencement of the Section 102 Period for the Option from which the dividend was declared.

(c) End of Holding Period. On the date on which the Section 102 Period lapses (the “Release Date”), Participant shall be entitled to release from the Trustee the Option, or the Shares resulting from the exercise thereof, which have vested, subject to the provisions of the Plan and Applicable Laws.

(d) Sale or Transfer during Holding Period. In the event Participant elects to release the Option from the Trustee prior to the lapse of the Section 102 Period, the Option shall no longer qualify under Section 102 and Participant shall be subject to taxes as provided by the Ordinance. Notwithstanding anything to the contrary, the Trustee shall not (i) release the Option or Shares unless an approval from the tax authorities, verifying that all tax with respect to such exercise or transfer was paid, was submitted to the Trustee or due tax was withheld by the Trustee, at the election of Trustee; or (ii) release the Shares unless the exercise was effected pursuant to the provisions of this Award Agreement and the Plan.

3. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan, this Award Agreement, the Trust Agreement and Applicable Laws.

(b) Method of Exercise. In accordance with the Exercise Procedures attached as an exhibit to the Trust Agreement, this Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B together with any documents required by the Trust Agreement (collectively, the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. In addition, Participant hereby agrees to sign any and all documents required by Applicable Laws and/or the Trustee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and payment (in cash or other form satisfactory to the Administrator) of all withholding taxes due, if any, on account of shares acquired under the Option. Nevertheless, the Exercised Shares shall not be transferred to Participant unless an approval from the tax authorities, verifying that all tax with respect to such exercise was paid, was submitted to the Trustee or due tax was withheld by the Trustee, at the election of Trustee. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and withholding taxes (to the extent applicable).

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.

(c) Notification to Trustee. The Company will notify the Trustee of any exercise of the Option as set forth in the Exercise Notice. The Shares issued upon the exercise of the Option shall be issued to the Trustee, for the benefit of Participant, and shall be held by the Trustee in trust on behalf of Participant.

4. Method of Payment. Payment of the aggregate Exercise Price shall be made in New Israeli Shekel (“NIS”) at the Representative Rate of Exchange for the U.S. dollar published by the Bank of Israel on the day prior to the date of actual payment, by any of the following, or a combination thereof, at the election of Participant:

(a) cash; or

(b) check.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws.

6. Non-Transferability of Option and Shares.

(a) Subject to Applicable Laws and unless determined otherwise by the Administrator, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Subject to Section 102, Participant shall not sell or release from trust any Section 102 Shares, including without limitation bonus Shares, until the end of the Section 102 Period.

7. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan, the terms of this Award Agreement and the Trust Agreement.

8. Tax Consequences.

(a) Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise and/or release of the Option and the sale and/or release of Shares issued upon the exercise of the Option and/or from any other event or act (whether of Participant or of the Company or its Affiliates or of its Trustee), will be borne solely by Participant, and Participant will be solely liable for all such taxes, fees and other liabilities. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(b) The Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at the source. Participant agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to Participant.

(c) Except as otherwise required by Applicable Laws, the Company and/or the Trustee shall not be obligated to honor the exercise of any Option and/or the release of the Options and/or the sale and/or release of Shares by or on behalf of an Participant until all tax consequences (if any) arising from the exercise of such Options are resolved in a manner reasonably acceptable to the Company.

(d) Participant hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including, without limitation, the tax implications. Participant accepts the Trust Agreement signed between the Company and the Trustee.

(e) Notwithstanding any provisions of the Plan and this Award Agreement and subject to Applicable Laws, in the event that: (i) the Company or its Affiliates or Participant fails to comply with one or more of the conditions of Section 102, or (ii) the ITA withdraws or cancels the approval for the Plan or for the particular Participant, then the tax implications pursuant to Section 102 will no longer apply.

(f) In the event that at the end of the Section 102 Period, Participant chooses to have the Shares, which were issued upon the exercise of the Option, released by the Trustee and delivered to Participant without selling such Shares, Participant shall immediately become liable to pay taxes at the rate prescribed by law.

9. Indemnification. Participant hereby represents, confirms and acknowledges the following:

(a) The Trustee shall not be liable for any action or omission taken on his part in connection with the Plan, this Option Agreement and the Trust Agreement, provided that the Trustee acted reasonably and in good faith.

(b) Participant shall be liable to indemnify the Trustee with respect to any loss, damage or expense caused to the Trustee as a result of or in consequence of performance of its duties as a Trustee.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Award Agreement and the Trust Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant's interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws but not the choice of law rules of Israel.

11. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

In accordance with the requirements of Section 102, Participant shall sign the Approval of Participant attached hereto to this Agreement as Exhibit A.

PARTICIPANT:	WINTEGRA, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

2006 EQUITY INCENTIVE PLAN

APPROVAL OF PARTICIPANT

Should the Company deposit Options on my behalf with the Trustee under the Plan, I _______________, I.D. ____________ hereby agree that such Options will be so deposited.

I hereby agree that all the Options and shares resulting from their exercise (“Exercised Shares”) and any additional rights including share bonus that shall be distributed to me in connection with the Options (“Additional Rights”), shall be allocated on my behalf to the Trustee under the provisions of the [Capital Gains / Ordinary Income] tax track and shall be held by the Trustee for the period stated in Section 102 and in accordance with the provisions of the Trust Agreement, or for a shorter period if an approval is received from the tax authorities.

I am aware of the fact that upon termination of my employment in the Company, I shall not have a right to the Options, except as specified in the Plan and the Award Agreement.

I hereby confirm that:

1.	I understand the provisions of Section 102 and the applicable tax track of this grant of Options;

2.	I agree to the terms and conditions of the Hebrew versions of the Trust Agreement;

3.	Subject to the provisions of Section 102, I confirm that I shall not sell nor transfer the Options, Exercised Shares or Additional Rights from the Trustee until the Release Date;

4.	I understand that this grant of Options is conditioned upon the receipt of all required approvals from the tax authorities; and

5.
I hereby confirm that I read this Approval of Participant thoroughly, received all the clarifications and explanations I requested, and I understand the contents of this Approval of Participant and the obligations I undertake in signing it.

Name of Participant	Signature	Date

EXHIBIT B

2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Wintegra, Inc.
Taya Center
6, Hamasger Street
P.O.B. 3048
43653 Ra’anana
Israel

Attention: _______________

1. Exercise of Option. Effective as of today, _____________, _____, the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase _________ shares of the Common Stock (the “Shares”) of Wintegra, Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated ____________, ____ (the “Award Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Trustee for the benefit of Participant as soon as practicable after the Option is exercised in accordance with the Award Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 21 of the Plan.

5. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company or any Parent or Subsidiary of the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Award Agreement, and the Trust Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Israel.

Submitted by:	Accepted by:

PARTICIPANT:	WINTEGRA, INC.

Signature	By

Print Name	Its

Address:	Address:

Date Received

WINTEGRA, INC.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

FOR ISRAELI SERVICE PROVIDERS THAT ARE SENIOR EXECUTIVE OFFICERS

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name:

Address:

1. You have been granted an Option to purchase Shares of the Company, subject to the terms and conditions of the Plan, this Award Agreement, the Trust Agreement (as defined below), Section 102 (as defined in the Plan), and Section 3(i) of the Ordinance and the regulations, rules, and orders of procedures promulgated thereunder (“Section 3(i)”), as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	___ Capital Gains Award
___ Ordinary Income Award
___ Non-Approved Award
___ Section 3(i) Award

Term/Expiration Date:

2. Vesting Schedule:

(a) Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

(b) Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider on such dates.

(c) If Participant ceases to be a Service Provider by reason of death or Disability, the vesting of the Shares subject to the Option shall accelerate as to the number of Shares that would have otherwise vested during the twelve (12) month period following Participant’s ceasing to be a Service Provider had Participant remained a Service Provider through such twelve (12) month period.

(d) Acceleration.

(1) Without derogation from the provisions of Section 21 of the Plan, if, (i) the Company terminates Participant’s employment with the Company for reasons other than Cause (as such term is defined in the participant's employment agreement), death, or Disability (as such term is defined in the Participant's employment agreement), or (ii) Participant resigns from his employment with the Company due to a Constructive Termination (as such term is defined in the Participant's employment agreement), the vesting of the Shares subject to the Option shall accelerate as to the number of Shares that would have otherwise vested during the twelve (12) month period following Participant’s termination had Participant remained an employee through such twelve (12) month period.

(2) Without derogation from the provisions of Section 21 of the Plan, if within twelve (12) months of a Change of Control (as such term is defined in the Participant's employment agreement) (i) the Company terminates Participant’s employment with the Company for reasons other than Cause (as such term is defined in the Participant's employment agreement), death, or Disability (as such term is defined in the Participant's employment agreement), or (ii) Participant resigns from his employment with the Company due to a Constructive Termination (as such term is defined in the Participant's employment agreement), the vesting of the Shares subject to the Option shall accelerate such that 100% of the unvested Options as of the date of termination of employment shall be fully vested and exercisable.

(3) Without derogation from the provisions of Section 21 of the Plan, if within twelve (12) months of a Change of Control (as such term is defined in the Participant's employment agreement) Participant resigns from his employment with the Company, the vesting of the Shares subject to the Option shall accelerate such that 50% of the unvested Options as of the date of termination of employment shall be fully vested and exercisable.

3. Termination Period:

(a) This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 21(c) of the Plan. Additionally, on the occurrence of an event described in Section 2(d)(2) or 2(d)(3) above, this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider, provided that the exercise period of the Options may not be extended beyond the later to occur of (x) the fifteenth day of the third month after the Options would have otherwise expired due to termination of Participant's employment, or (y) the end of the calendar year during which the options would have otherwise expired due to termination of Participant's employment but in no event shall the exercise period be extended beyond the Term/Expiration Date..

(b) Notwithstanding the above, if the Company or any of its Affiliates terminates Participant for Cause, the entire unexercised Option, whether vested or unvested, shall immediately terminate.

(c) “Cause” shall mean any of the following: (i) Participant’s theft, dishonesty, or falsification of any documents or records of the Company or any of its Affiliates; (ii) Participant’s improper use or disclosure of the confidential or proprietary information of the Company or any of its Affiliates; (iii) any action by Participant which has a detrimental effect on the reputation or business of the Company or any of its Affiliates; (iv) Participant’s failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (v) Participant’s material breach of any agreement between Participant and the Company or any of its Affiliates, which breach is not cured pursuant to the terms of such agreement; (vi) Participant’s conviction of, or plea of guilty to, any criminal act which impairs Participant’s ability to perform his or her duties to the Company or any of its Affiliates; or (vii) any cause justifying termination or dismissal in circumstances in which an employer can deny the employee severance payment under Applicable Laws.

(d) With respect Non-Approved Award or other awards which are deemed as Non Approved Awards, in the event of termination of Participant's engagement with the Company or any of its Affiliates, then the Participant shall extened to the Company and/or its Affiliates a security or guarantee for the payment of tax due at the time of sale of Non-Approved Awards, all in accordance with the provisions of Applicable Laws.

II. AGREEMENT

1. Grant of Option.

(a) The Administrator hereby grants to the individual named in the Notice of Stock Option Grant attached as part I of this Award Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.

(b) The Plan, as approved by the Company for use by the Company, is intended to qualify as an Option Plan within the meaning of Section 102 and/or Section 3(i). To the extent required by Applicable Laws, the Company shall apply to the ITA for approval to apply the Election to the Plan and for approval of the Trustee (as defined below). The grant of a Capital Gains Award or Ordinary Income Award is subject to (i) the approval of the Plan by the ITA, and (ii) filing the Election with the ITA at least thirty (30) days before the date of grant of the Option. Grants of Options will be made pursuant to Section 102 and, to the extent required, the Trust Agreement (as defined below), or pursuant to Section 3(i), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(c) If the Option is a Capital Gains Award or Ordinary Income Award, its grant is made pursuant to Section 102 and the Trust Agreement (the “Trust Agreement”) between the Company and such trustee, which qualifies as a trustee in accordance with the requirements of Applicable Laws (the “Trustee”), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(d) Subject to Section 23(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2. Issuance to Trustee and Holding Period.

(a) Letter of Issuance. An instrument reflecting the Option grant (the “Letter of Issuance”), will be issued to Participant and held by the Trustee as required to qualify under Section 102, in order that the Trustee may hold the Option in trust for the benefit of Participant.

(b) Holding Period. In accordance with the requirements of Section 102, the Trustee has agreed to hold the Option, or the Shares to be issued upon exercise of the Option, as the case may be, for the duration of the Section 102 Period (as defined in the Plan). In order for the tax benefits of Section 102 to apply, Participant must adhere to all the requirements of Section 102 as specified in the Plan and any Applicable Laws. In the event Share dividends are declared on Shares issued upon exercise of the Option, such dividends shall be subject to the Section 102 Period, as measured from the commencement of the Section 102 Period for the Option from which the dividend was declared.

(c) End of Holding Period. On the date on which the Section 102 Period lapses (the “Release Date”), Participant shall be entitled to release from the Trustee the Option, or the Shares resulting from the exercise thereof, which have vested, subject to the provisions of the Plan and Applicable Laws.

(d) Sale or Transfer during Holding Period. In the event Participant elects to release the Option from the Trustee prior to the lapse of the Section 102 Period, the Option shall no longer qualify under Section 102 and Participant shall be subject to taxes as provided by the Ordinance. Notwithstanding anything to the contrary, the Trustee shall not (i) release the Option or Shares unless an approval from the tax authorities, verifying that all tax with respect to such exercise or transfer was paid, was submitted to the Trustee or due tax was withheld by the Trustee, at the election of Trustee; or (ii) release the Shares unless the exercise was effected pursuant to the provisions of this Award Agreement and the Plan.

3. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan, this Award Agreement, the Trust Agreement and Applicable Laws.

(b) Method of Exercise. In accordance with the Exercise Procedures attached as an exhibit to the Trust Agreement, this Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B together with any documents required by the Trust Agreement (collectively, the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. In addition, Participant hereby agrees to sign any and all documents required by Applicable Laws and/or the Trustee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and payment (in cash or other form satisfactory to the Administrator) of all withholding taxes due, if any, on account of shares acquired under the Option. Nevertheless, the Exercised Shares shall not be transferred to Participant unless an approval from the tax authorities, verifying that all tax with respect to such exercise was paid, was submitted to the Trustee or due tax was withheld by the Trustee, at the election of Trustee. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and withholding taxes (to the extent applicable).

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.

(c) Notification to Trustee. The Company will notify the Trustee of any exercise of the Option as set forth in the Exercise Notice. The Shares issued upon the exercise of the Option shall be issued to the Trustee, for the benefit of Participant, and shall be held by the Trustee in trust on behalf of Participant.

4. Method of Payment. Payment of the aggregate Exercise Price shall be made in New Israeli Shekel (“NIS”) at the Representative Rate of Exchange for the U.S. dollar published by the Bank of Israel on the day prior to the date of actual payment, by any of the following, or a combination thereof, at the election of Participant:

(a) cash; or

(b) check.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws.

6. Non-Transferability of Option and Shares.

(a) Subject to Applicable Laws and unless determined otherwise by the Administrator, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Subject to Section 102, Participant shall not sell or release from trust any Section 102 Shares, including without limitation bonus Shares, until the end of the Section 102 Period.

7. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan, the terms of this Award Agreement and the Trust Agreement.

8. Tax Consequences.

(a) Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise and/or release of the Option and the sale and/or release of Shares issued upon the exercise of the Option and/or from any other event or act (whether of Participant or of the Company or its Affiliates or of its Trustee), will be borne solely by Participant, and Participant will be solely liable for all such taxes, fees and other liabilities. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(b) The Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at the source. Participant agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to Participant.

(c) Except as otherwise required by Applicable Laws, the Company and/or the Trustee shall not be obligated to honor the exercise of any Option and/or the release of the Options and/or the sale and/or release of Shares by or on behalf of an Participant until all tax consequences (if any) arising from the exercise of such Options are resolved in a manner reasonably acceptable to the Company.

(d) Participant hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including, without limitation, the tax implications. Participant accepts the Trust Agreement signed between the Company and the Trustee.

(e) Notwithstanding any provisions of the Plan and this Award Agreement and subject to Applicable Laws, in the event that: (i) the Company or its Affiliates or Participant fails to comply with one or more of the conditions of Section 102, or (ii) the ITA withdraws or cancels the approval for the Plan or for the particular Participant, then the tax implications pursuant to Section 102 will no longer apply.

(f) In the event that at the end of the Section 102 Period, Participant chooses to have the Shares, which were issued upon the exercise of the Option, released by the Trustee and delivered to Participant without selling such Shares, Participant shall immediately become liable to pay taxes at the rate prescribed by law.

9. Indemnification. Participant hereby represents, confirms and acknowledges the following:

(a) The Trustee shall not be liable for any action or omission taken on his part in connection with the Plan, this Option Agreement and the Trust Agreement, provided that the Trustee acted reasonably and in good faith.

(b) Participant shall be liable to indemnify the Trustee with respect to any loss, damage or expense caused to the Trustee as a result of or in consequence of performance of its duties as a Trustee.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Award Agreement and the Trust Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant's interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws but not the choice of law rules of Israel.

11. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

In accordance with the requirements of Section 102, Participant shall sign the Approval of Participant attached hereto to this Agreement as Exhibit A.

PARTICIPANT:	WINTEGRA, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

2006 EQUITY INCENTIVE PLAN

APPROVAL OF PARTICIPANT

Should the Company deposit Options on my behalf with the Trustee under the Plan, I _______________, I.D. ____________ hereby agree that such Options will be so deposited.

I hereby agree that all the Options and shares resulting from their exercise (“Exercised Shares”) and any additional rights including share bonus that shall be distributed to me in connection with the Options (“Additional Rights”), shall be allocated on my behalf to the Trustee under the provisions of the [Capital Gains / Ordinary Income] tax track and shall be held by the Trustee for the period stated in Section 102 and in accordance with the provisions of the Trust Agreement, or for a shorter period if an approval is received from the tax authorities.

I am aware of the fact that upon termination of my employment in the Company, I shall not have a right to the Options, except as specified in the Plan and the Award Agreement.

I hereby confirm that:

1.	I understand the provisions of Section 102 and the applicable tax track of this grant of Options;

2.	I agree to the terms and conditions of the Hebrew versions of the Trust Agreement;

3.	Subject to the provisions of Section 102, I confirm that I shall not sell nor transfer the Options, Exercised Shares or Additional Rights from the Trustee until the Release Date;

4.	I understand that this grant of Options is conditioned upon the receipt of all required approvals from the tax authorities; and

5.
I hereby confirm that I read this Approval of Participant thoroughly, received all the clarifications and explanations I requested, and I understand the contents of this Approval of Participant and the obligations I undertake in signing it.

Name of Participant	Signature	Date

EXHIBIT B

2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Wintegra, Inc.
Taya Center
6, Hamasger Street
P.O.B. 3048
43653 Ra’anana
Israel

Attention: _______________

1. Exercise of Option. Effective as of today, _____________, _____, the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase _________ shares of the Common Stock (the “Shares”) of Wintegra, Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated ____________, ____ (the “Award Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Trustee for the benefit of Participant as soon as practicable after the Option is exercised in accordance with the Award Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 21 of the Plan.

5. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company or any Parent or Subsidiary of the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Award Agreement, and the Trust Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Israel.

Submitted by:	Accepted by:

PARTICIPANT:	WINTEGRA, INC.

Signature	By

Print Name	Title

Address:	Address:

Date Received